Exhibit 99.2 Third Quarter 2025 Investor Presentation and Supplemental Information

Investor Presentation and Supplemental Information | As of September 30, 20251 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Presentation and Supplemental Information | As of September 30, 20252 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Table of Contents 242, 242, 242 Business Update 3 Investment Highlights 4 Portfolio Review 7 Leverage & Liquidity 17 Peer Comparison 20 Commitment to ESG 23 Financials 25 Glossary 31

Investor Presentation and Supplemental Information | As of September 30, 20253 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Healthy Net Lease Portfolio1 • Stable Portfolio: 99.8% leased; same-store rent growth has averaged 1.5% over the last four quarters • Strong Coverage: Unit-level coverage of 3.6x with ~99% of ABR required to report unit-level P&Ls • De-Minimis Lease Expiration Risk: Only 4.5% of ABR (4.0x coverage) expiring through 2029 • Fungible & Diversified: Average asset size is $3.1mm; Top 10 tenants represent just 16.9% of ABR Well Positioned Balance Sheet And Liquidity • Balance Sheet Strength: In 3Q'25, issued $400mm of 5.400% senior unsecured notes due 2035. Raised ~$14mm of common equity through ATM Program, leaving ~$521 million of net proceeds available from unsettled forward equity as of September 30, 2025 • Investment Grade Balance Sheet: Asset base is 100% unencumbered with no secured debt • Low Leverage2: Proforma Net Debt / Annualized Adjusted EBITDAre of 3.8x at 3Q'25-end • Excellent Liquidity2: ~$1.4bn of pro forma liquidity • Well-Laddered Low-Cost Debt: Weighted average debt maturity is 4.5 years, and weighted average interest rate is 4.3% Consistent & Disciplined External Growth • Investment Activity Remains Healthy at Attractive Cap Rates: Closed investments of ~$370 million3 at an initial cash yield of ~8.0% • Accretive Capital Recycling: Closed ~$11 million of dispositions3 at 6.6% cash yield and continue to selectively recycle capital at attractive prices 1. As of September 30, 2025. 2. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on September 30, 2025. 3. Completed investments and dispositions from July 1, 2025 through September 30, 2025. Includes transaction costs. Third Quarter 2025 Operating Update Continuing to Execute Our Business Plan

Investor Presentation and Supplemental Information | As of September 30, 20254 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Investment Highlights

Investor Presentation and Supplemental Information | As of September 30, 20255 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 BBB/BBB- Investment Grade Rated • Originating bespoke capital solutions, 97% structured as Sale-Leasebacks in 3Q'25 • Focused on core industries in the net lease sector, intentionally selected for e-commerce resilience • Granular focus on fungible properties in essential consumer industries with 92%2 in the service and experiential sectors Investment Highlights Differentiated Model Built for Higher Growth with Lower Risk, Addressing a Large and Underserved Marketplace 242, 242, 242 14.4Years Weighted Average Lease Term (WALT)2 3.6x Average Unit-Level Rent Coverage2 $3.1mm Average Investment per Property2 3.8x Net Debt to Annualized Adjusted EBITDAre3 $7.2B Undepreciated Gross Assets2 Higher Growth with Methodical Deployment • Consistent sector leading annual AFFO growth of ~9%1 per share since IPO • Methodically expanding the pipeline with compelling risk-adjusted returns through relationship- driven sourcing, highlighted by 70% repeat business in 3Q'25 • Size enables platform efficiency while facilitating growth off a smaller base of ~$7.2bn of assets2 Lower Reliance on Capital Markets • Low leverage with PF Net Debt / EBITDA of 3.8x3 • Conservative payout ratio of 63%2 results in over $140mm retained free cash flow2 per year • No debt maturities until 2027 with a weighted average maturity of 4.5 years2 Focused, Differentiated Investment Strategy Large, Growing Addressable Market • More than 200,000 businesses in the middle market, generating 1/3 of US GDP • Growth in sponsor activity among the middle market with tenants focusing on increasing store count • Structural changes in banking system driving tighter lending conditions, creating secular demand for private credit solutions Operational and Financial Highlights 1. AFFO growth calculated from 2019 to 2024. 2. As of September 30, 2025. 3. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on September 30, 2025.

Investor Presentation and Supplemental Information | As of September 30, 20256 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Historical Credit Performance Comparable to Investment Grade (BBB-) Bonds1 Disciplined Underwriting Approach — Four Key Risk Mitigants Provide Downside Protection Business Concept & Unit-Level Profitability Real Estate Underwriting Portfolio Construction and Industry Selection Tenant Corporate Credit Analysis High Unit-Level Coverage Conservative rental rates and cash flow cushions provide a margin of safety Profitable Units Are Vital for the Operator Unit revenue production and low rental rates enhance the probability of a lease affirmation in adverse scenarios Fungible Property Investments Liquidity in transaction and leasing markets is more favorable for smaller properties, driving better recovery rates Comprehensive Real Estate Analysis Focus on investing at attractive cost basis: discount to replacement cost and comparable transactions Thorough Credit Analysis of New Tenants Leveraging data insights from our existing tenants, with 99.0%2 reporting financial data on a regular basis Meticulous Diligence Process Underwriting teams constantly improving pre-closing processes Carefully Curated Industries Focused on growth-oriented operators in our targeted e-commerce resilient service industries Disciplined Portfolio Construction Diversification provides further risk mitigation, with our top 10 tenants representing just 16.9%2 of Cash ABR Since Inception3 ~30 bps annualized credit loss 1. Moody’s Annual Default Study 2023; BBB– corporate bonds averaged ~50 bps annualized default rate from 1983-2022 with an average senior unsecured bond recovery rate of ~42% for a calculated annualized credit loss of 30 bps. 2. Based on Cash ABR as of September 30, 2025. 3. Rent loss statistics based on most recent portfolio credit study (calculated from inception in 2016 through 12/31/2024)

Investor Presentation and Supplemental Information | As of September 30, 20257 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227

Investor Presentation and Supplemental Information | As of September 30, 20258 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 242, 242, 242 1. As of September 30, 2025 2. Includes 153 properties that secure mortgage loans receivable. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. September 30, 2025 Investment Properties (#)2 2,266 Square Footage (mm) 25.2 States (#) 48 Weighted Average Remaining Lease Term (Years) 14.4 Master Leases (% of Cash ABR) 66.0 % Sale-Leaseback (% of Cash ABR)3 90.6 % Unit-Level Rent Coverage 3.6x Unit-Level Financial Reporting (% of Cash ABR) 99.0 % Leased (%) 99.8 % Top 10 Tenants (% of Cash ABR) 16.9 % Top 20 Tenants (% of Cash ABR) 27.6 % Average Investment Per Property ($mm) $3.1 New Vintage Portfolio Focused on Targeted Industries Disciplined Investing Focused on Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Portfolio Highlights • E-Commerce Resistant1: • Focused on Core Industries: • Long WALT Limits Near-Term Cash Flow Erosion1: • Highly Transparent with No Legacy Issues1: 92% of cash ABR comes from service-oriented and experience-based tenants Results in greater sector expertise and more efficient asset management 4.5% of our ABR expires through 2029 99.0% unit-level reporting; investment program started in June 2016 Tenant Industry Diversification

Investor Presentation and Supplemental Information | As of September 30, 20259 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Top 10 Tenants1 Properties2 % of Cash ABR 57 3.5% 33 2.0% 8 1.6% 13 1.5% 5 1.5% 13 1.4% 32 1.4% 20 1.4% 20 1.3% 16 1.3% Top 10 Tenants 217 16.9% Total 2,261 100% 1. Represents tenant, guarantor or parent company. 2. Property count includes 153 properties that secure mortgage loans receivable, but excludes five vacant properties. 3. Calculation excludes five vacant properties, properties with no annualized base rent, and properties under construction. 4. Allsup's: Tenant is BW Ultimate Parent, LLC, which operates Allsup's and YesWay branded convenience stores. Crunch Fitness: Tenant is Undefeated Tribe, a franchisee of the concept. Primrose Schools: Tenant is Early Foundations LLC, a franchisee of the concept. Portfolio Summary Tenant and Industry Diversification 242, 242, 242 Top 10 Tenants Diversification by Industry Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt3 Rent Per SqFt3 Car Washes Service $ 76,244 14.2% 222 1,097,000 $ 66.28 Medical / Dental Service 66,717 12.4% 276 2,197,000 28.70 Early Childhood Education Service 60,006 11.2% 247 2,665,000 21.93 Quick Service Service 47,622 8.9% 459 1,247,000 39.27 Automotive Service Service 42,906 8.0% 292 2,257,000 18.51 Convenience Stores Service 37,126 6.8% 179 781,000 43.49 Casual Dining Service 32,564 6.1% 130 923,000 32.25 Equipment Rental and Sales Service 25,624 4.8% 88 1,760,000 14.57 Other Services Service 14,469 2.7% 65 799,000 18.21 Pet Care Services Service 7,211 1.3% 36 286,000 22.37 Family Dining Service 6,451 1.2% 26 206,000 31.33 Service Subtotal 416,940 77.6% 2,020 14,218,000 28.23 Entertainment Experience 49,584 9.2% 72 2,523,000 17.47 Health and Fitness Experience 23,446 4.4% 46 1,739,000 11.81 Movie Theatres Experience 4,429 0.8% 6 293,000 15.11 Experience Subtotal 77,459 14.4% 124 4,555,000 15.13 Other Industrial Industrial 22,572 4.2% 50 3,337,000 6.59 Building Materials Industrial 4,697 0.9% 24 1,297,000 3.62 Industrial Subtotal 27,269 5.1% 74 4,634,000 Grocery Retail 13,788 2.6% 40 1,604,000 8.59 Home Furnishings Retail 1,531 0.3% 3 177,000 8.65 Retail Subtotal 15,319 2.9% 43 1,781,000 8.60 Total/Weighted Average $ 536,987 100% 2,261 25,188,000 $ 20.34 4 4 4

Investor Presentation and Supplemental Information | As of September 30, 202510 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Diversified Portfolio – Our Tenants Identify the Location of Opportunities Geographical Diversity is an Output of our Strategy • Geographic Diversity1 ~78% of Total Cash ABR comes from Top 21 States (States with >2.0% of our total ABR) ~51% of Total Cash ABR comes from Sunbelt states, as our tenants increasingly seek to expand their businesses in higher-growth markets % of Total ABR1 0.1-0.9% 1.0-1.9% 2.0-2.9% 3.0-3.9% ≥ 4.0% 2.0% 11.9% 3.1% 3.5% 2.2% 4.7% 2.5% 2.8% 3.5% 2.1% 5.6% 3.4% 6.7%2.8% 7.4% 2.3% 2.6% 2.6% 1. As of September 30, 2025. 2.0% 2.0% 2.1%

Investor Presentation and Supplemental Information | As of September 30, 202511 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Investment Summary 242, 242, 242 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Number of Transactions 43 36 35 37 37 21 25 35 Property Count 93 79 83 57 78 48 77 87 Avg. Investment per Unit (in 000s) $3,008 $2,767 $3,393 $4,102 $3,281 $5,453 $3,971 $3,849 Cash Cap Rates2 7.9% 8.1% 8.0% 8.1% 8.0% 7.8% 7.9% 8.0 % GAAP Cap Rates3 9.1% 9.3% 9.1% 9.1% 9.2% 9.4% 9.7% 10.0 % Weighted Average Lease Escalation 1.9% 1.8% 1.9% 1.8% 1.9% 1.8% 2.1% 2.0% 2.2% 2.2% 2.3 % Master Lease %4,5 72% 82% 76% 57% 69% 71% 69% 76 % Sale-Leaseback %4,6 97% 100% 100% 89% 100% 90% 93% 97 % Existing Relationship %4 96% 87% 82% 79% 79% 86% 88% 70% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 100% 100 % Rent Coverage Ratio 3.3x 2.7x 3.0x 4.7x 3.4x 3.0x 3.4x 5.9x Lease Term Years 17.6 17.2 17.8 17.2 17.7 17.5 19.5 18.6 $314,865 $248,770 $333,910 $307,615 $333,435 $307,706 $334,041 $369,848 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 $400,000 In ve st m en t A ct iv ity ($ 00 0s )

Investor Presentation and Supplemental Information | As of September 30, 202512 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Disposition Summary 242, 242, 242 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. 5. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel was sold. Dispositions 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Realized Gain/(Loss) 1,2 8.2% (20.1) % (49.0) % (25.5) % (2.1) % 9.3% (17.8) % (18.9) % Cash Cap Rate on Leased Assets 3,4 6.6% 6.5% 7.3% 6.8% 7.0% 6.9% 7.3% 6.6 % Leased Properties Sold 5 9 6 4 7 24 10 18 6 Vacant Properties Sold 5 — 1 2 2 — 1 5 1 Rent Coverage Ratio 3.5x 2.7x 0.5x 13.2x 3.6x 7.9 3.2x 0.8x $30,602 $11,949 $4,783 $16,973 $60,449 $24,338 $46,193 $11,455 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is po si tio n A ct iv ity ($ 00 0s )1

Investor Presentation and Supplemental Information | As of September 30, 202513 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Lease Escalations 242, 242, 242 1. Based on cash ABR as of September 30, 2025. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 83.7% 1.9% Every 2 years 0.9% 1.7% Every 3 years 0.1% 1.7% Every 4 years 0.1% 2.5% Every 5 years 12.9% 1.9% Flat 2.3% 0.0% Total / Weighted Average 100.0% 1.8% CPI 0.9% Flat 2.3% Contractual Fixed 96.8%

Investor Presentation and Supplemental Information | As of September 30, 202514 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio Performance¹ Contractual Cash Rent ($000s)² % Type of Business 3Q'24 3Q'25 Change Service $ 75,492 $ 76,629 1.5% Experience 11,916 12,225 2.6% Industrial 3,180 3,240 1.9% Retail 3,612 3,645 0.9% Total Same-Store Rent $ 94,200 $ 95,739 1.6% 1.5% 1.5% 1.4% 1.4% 1.4% 1.5% 1.4% 1.6% 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 —% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 1. All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is July 1, 2024 through September 30, 2025. The same-store portfolio for 3Q'25 is comprised of 1,925 properties and represents 71% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at September 30, 2025. 2. The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of September 30, 2025; excludes (i) percentage rent that is subject to sales breakpoints per the lease and (ii) redevelopment properties in a free rent period Trailing 8 Qtr. Avg. Same-Store Rent Growth¹

Investor Presentation and Supplemental Information | As of September 30, 202515 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 20 39 20 40 A fte r —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 42% ≥ 2.00x: 70.5%Not Reported 0.7% 1.50x to 1.99x: 16.2% 1.00x to 1.49x: 9.9% < 1.00x: 2.7% Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of September 30, 2025 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Rent Coverage Ratio (x) Reporting Requirements % of Cash ABR Unit-Level Financial Information 99.0% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 0.4% Rent Coverage Ratio (x) Expiring through 2029: 4.5% of ABR, 4.0x coverage

Investor Presentation and Supplemental Information | As of September 30, 202516 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 242, 242, 242 1. Expiration year of contracts in place as of September 30, 2025 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 153 properties that secure mortgage loans receivable, but excludes five vacant properties. 3. Weighted by cash ABR as of September 30, 2025. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of September 30, 2025. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics Lease Terminated Leases Re-Leased Total $(000)s Renewals Without Vacancy After Vacancy Leasing Prior Cash ABR $ 1,559 $ 4,996 $ 573 $ 7,127 New Cash ABR4 $ 1,667 $ 4,259 $ 341 $ 6,267 Recovery Rate 106.9% 85.3% 59.5% 87.9 % Number of Properties 10 31 5 46 Average Months Vacant — — 5.3 — % of Total Cash ABR5 0.3% 0.9% 0.1% 1.3 % Vacant Properties at June 30, 2025 9 Expiration Activity — Lease Termination — (Vacant Property Sales) (1) (Leasing Activity) (3) Vacant Properties at September 30, 2025 5 Cash ABR % of # of Wgt. Avg. Year1 ($000)s Cash ABR Properties2 Coverage3 2025 $ 147 — % 1 3.6x 2026 3,747 0.7% 26 3.0x 2027 5,610 1.0% 39 4.0x 2028 4,384 0.8% 16 3.0x 2029 10,261 1.9% 115 4.9x 2030 5,374 1.0% 51 3.8x 2031 11,945 2.2% 55 2.9x 2032 13,350 2.5% 43 3.9x 2033 7,215 1.3% 28 3.1x 2034 29,540 5.5% 193 6.2x 2035 20,402 3.8% 121 3.7x 2036 39,324 7.3% 162 3.7x 2037 23,611 4.4% 124 3.3x 2038 53,199 9.9% 199 4.0x 2039 40,592 7.6% 161 3.7x 2040 40,995 7.6% 152 4.6x 2041 19,156 3.6% 90 2.4x 2042 27,832 5.2% 133 2.8x 2043 51,851 9.7% 189 2.3x 2044 46,581 8.7% 165 3.0x Thereafter 81,871 15.3% 198 3.3x Total $ 536,987 100.0% 2,261 3.6x

Investor Presentation and Supplemental Information | As of September 30, 202517 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leverage & Liquidity

Investor Presentation and Supplemental Information | As of September 30, 202518 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 M at ur in g P rin ci pa l B al an ce ($ m m ) $430 $400 $450 $1,450 $400 $400 Unsecured Term Loans Public Unsecured Bonds Revolving Credit Facility Revolving Credit Facility Availability 2025 2026 2027 2028 2029 2030 2031 2035 $— $250 $500 $750 $1,000 $1,250 $1,500 4.0x 3.6x 3.8x 3.5x 3.8x 3.4x 3.5x 3.8x 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x Conservative and Flexible Debt Structure Investment Grade Balance Sheet with Strong Credit Profile 242, 242, 242 1. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on September 30, 2025. 2. Cash Adjusted EBITDAre divided by cash interest expense for the three months ended September 30, 2025. 3. As of September 30, 2025. 4. See prior period disclosures for further details on pro forma adjustments. • Well-Laddered Maturities: Weighted avg. maturity 4.5 yrs • Low-Cost Debt Structure: Weighted avg. interest rate 4.3% • Low Leverage1: PF Net Debt / Adjusted EBITDAre 3.8x • High Cash Flow Coverage2: Fixed Charge Coverage 4.8x • 100% Unsecured Balance Sheet: Asset base 100% Measure Actual3 Aggregate Debt <=60% 38 % Debt Service >=1.50x 4.2x Maintenance of Total Unencumbered Assets >=150% 264 % Secured Debt <=40% — % Consistently Conservative Leverage Credit Highlights Minimal Near-Term Debt Maturities Unsecured Senior Note Covenants (PF Net Debt as %age of Annualized Adjusted EBITDAre)4 Leverage Position Supporting External Growth 1

Investor Presentation and Supplemental Information | As of September 30, 202519 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Consistently Strong Liquidity to Fund Growth ($mm) Strong Liquidity to Drive Leading AFFO/sh Growth $1.4B of Liquidity and Balance Sheet Capacity to Support External Growth Aspirations 242, 242, 242 ($mm) 3Q'25 Pro Forma 3Q'251 Cash $ 23.8 $ 424.4 Unused Revolver Capacity 880.0 1,000.0 Forward Equity - Unsettled 520.6 — Total Available Liquidity $ 1,424.4 $ 1,424.4 1. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on September 30, 2025, with proceeds used to repay amounts outstanding on the Company's revolving credit facility. Strong Liquidity to Near-Term Investment Opportunities $990 $780 $698 $1,148 $1,426 $1,457 $1,329 $1,424 Total Liquidity Investment Volume 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600

Investor Presentation and Supplemental Information | As of September 30, 202520 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Peer Comparison

Investor Presentation and Supplemental Information | As of September 30, 202521 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Source: Public filings and press releases. Note: Peer data based on reported filings for period ended June 30, 2025, not adjusted for post quarter-end subsequent events. EPRT data based on reported filings for period ended September 30, 2025, not adjusted for post quarter-end subsequent events. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT and GTY coverage based on four-wall. Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities 242, 242, 242 (% of ABR) (% of Rent Expiring through 2027) Less Reliance on Top 10 Tenancy – Fungible Properties (% of ABR) 17% 19% 22% 24% 30% 36% 43% 64% 65% EPRT WPC BNL O NNN ADC NTST FCPT GTY 99% 93% 88% 71% 39% 28% 27% 24% 8% GTY EPRT FCPT NNN O NTST ADC BNL WPC 5.0x 3.5x 3.3x 2.6x FCPT EPRT BNL GTY O ADC NNN NTST WPC Total Number of Tenant Industries1 % Unit-Level Financial Reporting Average Investment Per Property ($mm)2 Weighted Average Lease Term (# of Years) NR NR NR NR 2% 3% 8% 8% 9% 10% 13% 13% 14% EPRT NTST GTY WPC ADC BNL O NNN FCPT 6 18 4 37 91 32 56 26 27 $3.0 $12.7 $7.3 $4.4 $3.1 $3.9 $3.4 $2.7 $2.0 65% 99% 13% 73% NR NR NR NR NR 14.4 9.8 10.0 12.1 8.0 9.7 9 9.8 7.2 NR

Investor Presentation and Supplemental Information | As of September 30, 202522 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Source: Public filings and S&P Capital IQ. Note: Market data as of September 30, 2025. Peer data based on reported filings for period ended June 30, 2025, not adjusted for post quarter-end subsequent events. EPRT data based on reported filings for period ended September 30, 2025, not adjusted for post quarter-end subsequent events. 1. 2025E AFFO per share multiple calculated using current price per share and CapitalIQ mean 2025E AFFO per share estimates. 2. 2025E AFFO per share growth is calculated using CapitalIQ mean 2025E AFFO per share estimates and 2024A AFFO per share. 3. Based on consensus NAV per S&P CapitalIQ. 4. Companies may define annualized adjusted EBITDAre differently, accordingly, data for these companies and EPRT may not be comparable. 3.4x 3.8x 4.4x 4.5x 4.6x 5.2x 5.4x 5.7x 5.9x ADC EPRT FCPT GTY NTST BNL O NNN WPC 2025E AFFO per Share Multiple1 2025E AFFO per Share Growth2 242, 242, 242 Relative Valuation, Growth and Leverage Compelling Valuation, Projected AFFO/sh Growth Relative to Net Lease Peers, and Conservative Leverage Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre4) 8.5% 4.7% 3.9% 3.9% 3.3% 3.2% 2.9% 2.3% 1.7% EPRT WPC ADC BNL NTST FCPT GTY NNN O 16.5x 15.8x 14.3x 14.0x 13.7x 13.7x 12.4x 12.0x 11.1x ADC EPRT O NTST WPC FCPT NNN BNL GTY Premium / Discount to NAV3 16% 11% 6% 4% (3)% (4)% (5)% (7)% (14)% WPC EPRT ADC O NNN FCPT NTST BNL GTY

Investor Presentation and Supplemental Information | As of September 30, 202523 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Commitment to ESG

Investor Presentation and Supplemental Information | As of September 30, 202524 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Governance • Leading governance practices, Board accountability, strong board diversity, required minimum stock ownership, published compensation clawback policy, and no hedging or pledging • Industry recognized investor engagement and disclosure practices Environmental, Social and Governance Strong Governance, Innovative Approach to Sustainability, Commitment to Diversity, Equity & Inclusion Plan Environmental Social Implementing sustainability upgrades at our properties to positively impact our tenants’ profitability and prospects for success • Providing dynamic work environment, rewarding work experience and career development for our team • Providing positive work environment, valuing equal opportunity and fair employment practices • Strive to offer our employees attractive and equitable compensation and healthy work/ life balance • Providing our employees with outlets to pursue professional development and civic engagement 23% Racial/Ethnic Diversity 40% Women 14% Racial/Ethnic Diversity 75% Women Total Company Non-Executive Management 87%1 Green Leases 1. Measured by number of properties acquired 2020-2023 Champion of Board Diversity Avg. Tenure 5.8 yrs. 7 Independent Directors 50% Women 13% Racial/Ethnic Diversity Green Leases in 202588% Independent Low Tenure Strong Diversity 2023 Silver Winner of Investor CARE Award Is now our standard lease form and it provides us with contractual rights to install sustainability improvements at our properties and receive annual utility billing/ usage data. The EPRT Green Lease 2024 Corporate Board Diversity Award

Investor Presentation and Supplemental Information | As of September 30, 202525 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financials

Investor Presentation and Supplemental Information | As of September 30, 202526 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $229, $285, $671 and $619 for the three and nine months ended September 30, 2025 and 2024, respectively. 2. Includes reimbursable income or reimbursable expenses from the Company's tenants of $1,198, $1,172, $3,680 and $2,333 for the three and nine months ended September 30, 2025 and 2024, respectively. Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share data) 2025 2024 2025 2024 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Revenues: Rental revenue1,2 $ 136,544 $ 110,512 $ 387,444 $ 313,392 Interest on loans and direct financing lease receivables 8,129 6,477 23,228 16,075 Other revenue, net 261 143 680 434 Total revenues 144,934 117,132 411,352 329,901 Expenses: General and administrative 10,211 8,623 32,423 26,691 Property expenses2 1,850 1,536 5,604 3,685 Depreciation and amortization 38,976 30,879 112,559 89,332 Provision for impairment of real estate 1,439 5,695 7,934 12,259 Change in provision for loan losses 83 246 83 249 Total expenses 52,559 46,979 158,603 132,216 Other operating income: Gain on dispositions of real estate, net 1,361 (243) 8,421 1,402 Income from operations 93,736 69,910 261,170 199,087 Other (expense)/income: Interest expense (28,348) (21,627) (77,139) (54,586) Interest income 582 1,169 1,907 2,510 Income before income tax expense 65,970 49,452 185,938 148,559 Income tax expense 170 159 485 470 Net income 65,800 49,293 185,453 148,089 Net income attributable to non-controlling interests (180) (153) (511) (460) Net income attributable to stockholders $ 65,620 $ 49,140 $ 184,942 $ 147,629 Basic weighted-average shares outstanding 198,141,272 175,330,976 194,753,085 172,656,778 Basic net income per share $ 0.33 $ 0.28 $ 0.95 $ 0.85 Effects of dilutive securities: OP Units 553,847 553,847 553,847 553,847 Unvested RSUs and LTIP Units 979,277 985,129 905,163 779,852 Forward Sales 200,848 2,740,647 641,466 1,374,803 Diluted weighted-average shares outstanding 199,875,244 179,610,599 196,853,561 175,365,280 Diluted net income per share $ 0.33 $ 0.27 $ 0.94 $ 0.84 Financial Summary Consolidated Statements of Operations 242, 242, 242

Investor Presentation and Supplemental Information | As of September 30, 202527 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Calculations exclude $227, $118, $682 and $352 from the numerator for the three and nine months ended September 30, 2025 and 2024, respectively, related to dividends paid on unvested restricted stock units and LTIP units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 242, 242, 242 Three Months Ended September 30, Nine Months Ended September 30, (unaudited, in thousands except per share amounts) 2025 2024 2025 2024 Net income $ 65,800 $ 49,293 $ 185,453 $ 148,089 Depreciation and amortization of real estate 38,936 30,839 112,435 89,211 Provision for impairment of real estate 1,439 5,695 7,934 12,259 Gain on dispositions of real estate, net (1,361) 243 (8,421) (1,402) Funds from Operations 104,814 86,070 297,401 248,157 Non-core expense (income) — — — — Core Funds from Operations 104,814 86,070 297,401 248,157 Adjustments: Straight-line rental revenue, net (14,446) (11,099) (37,524) (31,259) Non-cash interest 1,396 1,115 4,032 2,999 Non-cash compensation expense 3,553 2,618 11,018 8,205 Other amortization expense 858 261 1,378 736 Other non-cash adjustments 657 413 1,390 974 Capitalized interest expense (619) (1,486) (2,756) (3,690) Adjusted Funds from Operations $ 96,213 $ 77,892 $ 274,939 $ 226,122 Net income per share1: Basic $ 0.33 $ 0.28 $ 0.95 $ 0.85 Diluted $ 0.33 $ 0.27 $ 0.94 $ 0.84 FFO per share1: Basic $ 0.53 $ 0.49 $ 1.52 $ 1.43 Diluted $ 0.52 $ 0.48 $ 1.51 $ 1.41 Core FFO per share1: Basic $ 0.53 $ 0.49 $ 1.52 $ 1.43 Diluted $ 0.52 $ 0.48 $ 1.51 $ 1.41 AFFO per share1: Basic $ 0.48 $ 0.44 $ 1.40 $ 1.30 Diluted $ 0.48 $ 0.43 $ 1.39 $ 1.29

Investor Presentation and Supplemental Information | As of September 30, 202528 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary Consolidated Balance Sheets 242, 242, 242 (in thousands, except share and per share amounts) September 30, 2025 December 31, 2024 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 2,125,042 $ 1,865,610 Building and improvements 4,242,118 3,536,000 Lease incentives 18,421 17,903 Construction in progress 42,912 153,789 Intangible lease assets 101,236 94,047 Total real estate investments, at cost 6,529,729 5,667,349 Less: accumulated depreciation and amortization (577,367) (476,827) Total real estate investments, net 5,952,362 5,190,522 Loans and direct financing lease receivables, net 403,347 352,066 Real estate investments held for sale, net 1,359 10,018 Net investments 6,357,068 5,552,606 Cash and cash equivalents 23,842 40,713 Restricted cash — 4,265 Straight-line rent receivable, net 179,711 143,435 Derivative assets 10,598 27,714 Rent receivables, prepaid expenses and other assets, net 38,808 29,949 Total assets $ 6,610,027 $ 5,798,682 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,724,055 $ 1,721,114 Senior unsecured notes, net 786,312 396,403 Revolving credit facility 120,000 — Intangible lease liabilities, net 10,903 10,700 Dividend payable 59,836 55,608 Derivative liabilities 28,468 7,585 Accrued liabilities and other payables 35,971 35,145 Total liabilities 2,765,545 2,226,555 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 9/30/25 and 12/31/24 — — Common stock, $0.01 par value; 500,000,000 authorized; 198,144,552 and 187,537,592 issued and outstanding as of 9/30/25 and 12/31/24, respectively 1,981 1,875 Additional paid-in capital 3,967,376 3,658,219 Distributions in excess of cumulative earnings (112,224) (113,302) Accumulated other comprehensive (loss) income (20,628) 16,886 Total stockholders' equity 3,836,505 3,563,678 Non-controlling interests 7,977 8,449 Total equity 3,844,482 3,572,127 Total liabilities and equity $ 6,610,027 $ 5,798,682

Investor Presentation and Supplemental Information | As of September 30, 202529 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 1. Adjustment is made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended September 30, 2025 had occurred on July 1, 2025. 2. Adjustment is made to i) exclude non-core adjustments made in computing Core FFO, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) September 30, 2025 Net income $ 65,800 Depreciation and amortization 38,976 Interest expense 28,348 Interest income (582) Income tax expense 170 EBITDA 132,712 Provision for impairment of real estate 1,439 Gain on dispositions of real estate, net (1,361) EBITDAre 132,790 Adjustment for current quarter re-leasing, acquisition and disposition activity1 4,742 Adjustment for other non-core and non-recurring activity2 781 Adjustment to exclude termination/prepayment fees and certain percentage rent3 (302) Adjusted EBITDAre - Current Estimated Run Rate 138,011 General and administrative 10,542 Adjusted net operating income ("NOI") 148,553 Straight-line rental revenue, net1 (15,965) Other amortization expense 858 Adjusted Cash NOI $ 133,446 Annualized EBITDAre $ 531,160 Annualized Adjusted EBITDAre $ 552,044 Annualized Adjusted NOI $ 594,212 Annualized Adjusted Cash NOI $ 533,784

Investor Presentation and Supplemental Information | As of September 30, 202530 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps plus applicable margin and SOFR premium of 95bps. 2. Weighted average maturity calculation is made after giving effect to extension options exercisable at our election. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $1.0 billion and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $1.0 billion. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps. 4. Common equity & units as of September 30, 2025, based on 198,144,552 common shares outstanding and 553,847 OP units held by non-controlling interests. 5. Pro forma adjustments have been made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled for cash on September 30, 2025. Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 (dollars in thousands, except share and per share amounts) September 30, 2025 Rate Wtd. Avg. Maturity Unsecured debt: February 2027 term loan1 $ 430,000 2.4% 1.4 years January 2028 term loan1 400,000 4.6% 2.3 years February 2029 term loan1,2 450,000 5.3% 3.4 years January 2030 term loan1,2 450,000 4.8% 4.3 years Senior unsecured notes due July 2031 400,000 3.1% 5.8 years Senior unsecured notes due December 2035 400,000 5.4% 10.2 years Revolving credit facility2,3 120,000 4.9% 4.4 years Total unsecured debt 2,650,000 4.3% 4.5 years Gross debt 2,650,000 Less: cash & cash equivalents (23,842) Less: restricted cash available for future investment — Net debt 2,626,158 Equity: Preferred stock — Common stock & OP units (198,698,399 shares @ $29.76/share as of 9/30/25)4 5,913,264 Total equity 5,913,264 Total enterprise value ("TEV") $ 8,539,422 Pro forma adjustments to Net Debt and TEV:5 Net debt $ 2,626,158 Less: Unsettled forward equity (16,951,624 shares @ $30.71/share as of 9/30/25) (520,584) Pro forma net debt 2,105,574 Total equity 5,913,264 Common stock — unsettled forward equity (16,951,624 shares @ $29.76/share as of 9/30/25) 504,480 Pro forma TEV $ 8,523,318 Gross Debt / Undepreciated Gross Assets 36.9% Net Debt / TEV 30.8% Net Debt / Annualized Adjusted EBITDAre 4.8x Pro Forma Gross Debt / Undepreciated Gross Assets 34.4% Pro Forma Net Debt / Pro Forma TEV 24.7% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.8x

Investor Presentation and Supplemental Information | As of September 30, 202531 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary

Investor Presentation and Supplemental Information | As of September 30, 202532 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization expense, other non-cash adjustments and capitalized interest expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation and Supplemental Information | As of September 30, 202533 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash adjustments. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation and Supplemental Information | As of September 30, 202534 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.